================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 1, 2005

                                 SEQUENOM, INC.
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                    000-29101              77-0365889
 (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)

                             3595 JOHN HOPKINS COURT
                           SAN DIEGO, CALIFORNIA 92121
                    (Address of Principal Executive Offices)

                                 (858) 202-9000
               (Registrants telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On November 1, 2005, the registrant issued a press release announcing its financial results for the third quarter and the nine month period ended September 30, 2005. A copy of the press release and accompanying information is attached as Exhibit 99.1 to this Current Report.

          The information in this Item 2.02, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof regardless of any general incorporation language in any such filing, unless the registrant expressly sets forth in such filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

          99.1    Press release dated November 1, 2005 of the registrant.

                                       2.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SEQUENOM, INC.

                                                     By: /s/ Harry Stylli
                                                         -----------------------
Date: November 1, 2005                                   Harry Stylli, Ph.D.
                                                         Chief Executive Officer

                                       3.

                                INDEX TO EXHIBITS

99.1   Press release dated November 1, 2005 of the registrant.

                                       4.